UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

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Compass Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-39696	82-4876496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Guest Street, Suite 601

Boston, Massachusetts 02135

(Address of Principal Executive Offices) (Zip Code)

(617) 500-8099

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CMPX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2026, the Board of Directors (the “Board”) of Compass Therapeutics, Inc. (the “Company”) approved the adoption of the Second Amended and Restated Bylaws of the Company, effective as of June 22, 2026 (the “New Bylaws”), which amend and restate the Amended and Restated Bylaws of the Company, dated as of July 17, 2020 (the “Existing Bylaws”), in their entirety. The New Bylaws amended the Existing Bylaws to establish exclusive jurisdiction in the United States District Courts for the District of Delaware and District of Massachusetts for resolving any action asserting a claim arising under Securities Act of 1933, as amended.

The foregoing description of the New Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the New Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compass Therapeutics, Inc.

Date: June 22, 2026	By:	/s/ Neil Lerner
Neil Lerner
Chief Accounting Officer